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Exhibit 23.1

Consent of Independent Auditors

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 100147)of Stratus Services Group, Inc of our report dated December 17, 2002 relating to the financial statements of Stratus Services Group, Inc. which appears in the Report on Form 10-K of Stratus Services Group, Inc for the fiscal year ended September 30, 2002.

AMPER, POLITZINER & MATTIA P.C.

Edison, New Jersey
December 23, 2002

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Exhibit 23.1
Consent of Independent Auditors